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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       JANUARY 28, 2000
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                            BACKWEB TECHNOLOGIES LTD.
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               (Exact name of registrant as specified in charter)



         ISRAEL                          333-10358                512198508
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation                     Number)            Identification No.)



2077 GATEWAY PLACE, SUITE 500, SAN JOSE, CA                              95110
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code        (408) 933-1763
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)




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ITEM 5   OTHER EVENTS

                  On January 28, 2000, BackWeb Technologies Ltd. ("BackWeb") issued and sold 458,000 shares of BackWeb's ordinary shares, NIS 0.03 nominal value per share ("Ordinary Shares"), for an aggregate purchase price of $14,999,500 to RealNetworks, Inc., a Washington corporation ("RealNetworks") pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement"), and issued a warrant to purchase 114,500 Ordinary Shares with an exercise price of U.S. $32.75 per share (the "Warrant") to RealNetworks. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the Warrant is attached hereto as
Exhibit 10.2 and incorporated herein by reference.



Item 7            FINANCIAL STATEMENTS AND EXHIBITS

    (c)      Exhibits.         The following documents are filed as exhibits to
                               this report:
             10.1              Securities Purchase Agreement by and between
                               BackWeb Technologies Ltd and RealNetworks, Inc.

             10.2              BackWeb Technologies Ltd. Warrant issued to
                               RealNetworks, Inc.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BackWeb Technologies Ltd.


Date: February 11, 2000
                                       By: /s/ Hanan Miron
                                       Chief Financial Officer




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                                  Exhibit Index

 Exhibit
   10.1 Securities Purchase Agreement by and between BackWeb Technologies Ltd and RealNetworks, Inc.

   10.2              BackWeb Technologies Ltd. Warrant issued to RealNetworks,
                     Inc.




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